NASDAQ: INFI JPMorgan 27 th Annual Healthcare Conference January 2009 Infinity Innovative. Independent. Inspired. Exhibit 99.1

Innovative. Independent. Inspired.

Safe Harbor Statement
•
This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.
•
These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
•
Such forward-looking statements include statements regarding the achievement of the I4 2012 goals; future clinical trial activity for
IPI-504 and IPI-493; the presentation of preclinical and clinical data for IPI-504, IPI-493 and IPI-926; the filing of an IND for IPI-940;
Infinity’s ability to build a commercial infrastructure; estimates of 2009 financial performance; and the expectation that Infinity will have capital to support its current operating plan through 2012.
•
Such statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from the company's current expectations. For example, there can be no guarantee that Infinity’s strategic alliance with Purdue
Pharma and Mundipharma will continue for its expected term or that these entities will fund Infinity’s programs as agreed, or that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases. In particular, management's expectations could be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites, and publication review bodies; Infinity's ability to enroll patients in its clinical trials; unplanned cash requirements and expenditures; Infinity’s ability to meet its hiring objectives and build commercial capabilities; market acceptance of any products
Infinity may successfully develop; Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing; and Infinity’s reliance on the strategic alliance with Purdue Pharma and Mundipharma.
•
These and other risks which may impact management's expectations are described in greater detail under the caption "Risk Factors"
included in Infinity's registration statement on Form S-3 filed with the Securities and Exchange Commission on January 9, 2009.
•
Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
•
All trademarks used in this presentation are the property of their respective owners.
•
Our Internet website is http://www.infi.com. We also maintain http://www.ringtrial.com with respect to information regarding the RING clinical trial.  We regularly use our websites to post information regarding our business, product development programs and governance, and we encourage investors to use www.infi.com, particularly the information in the section entitled “Investors/Media,”
as a source of information about us. References to our websites in this presentation are not intended to, nor shall they be deemed to, incorporate information on our websites into this presentation by reference.
2 2

Innovative. Independent. Inspired.

Infinity Today: Thriving
in a Difficult Market
3 3
•
Novel agents for the treatment of cancer:
Hsp90 and Hedgehog signaling pathway
•
World-class drug discovery capabilities
•
Creative business and financing strategies
Innovative
•
Cash through 2012
•
Full ownership of leading Hsp90 program
•
Commercialization of all oncology products in U.S.
Independent
•
Intense focus on patients
•
Highly integrated R&D and business team
•
Passionate culture of Citizen-Ownership
Inspired

Innovative. Independent. Inspired.

Infinity’s mission is to build a community and
company capable of sustainably discovering,
developing and delivering to patients
innovative, important new medicines that will
make a material difference in their health,
well-being and lives

Innovative. Independent. Inspired. 5 Independent Innovative Inspired 5 Infinity

Innovative. Independent. Inspired. 6 6

I4 2012

Three oncology product candidates in global pivotal trials

At least one marketed oncology product, commercialized by INFI in U.S.

Five or more product candidates in clinical development

Strong financial profile, exceptional value-creation

Infinity
PHARMACEUTICALS

Innovative. Independent. Inspired. 7 7

Innovative. Independent. Inspired. 8 Purdue Alliance * * * * * *

Innovative. Independent. Inspired.
9 9
Purdue Alliance: $500M potential over 5 years
Hedgehog inhibitor program and discovery pipeline
Economics
Independence
•
$75 million equity purchase at avg. price of $12.50
•
$50 million line of credit, 10 year balloon note at prime
•
~$400 million R&D funding over 5 years
•
Up to $200 million in warrant purchases at $15 - $40/share
•
Up to 20% royalties on all ex-U.S. sales
•
Infinity leadership of worldwide discovery and development
•
Infinity to commercialize oncology products in the U.S.

Innovative. Independent. Inspired. 10 Hsp90 Program * * * * * *

Innovative. Independent. Inspired.
11
•
Targeting Hsp90 inhibition as a new approach for treating cancer
Broad medical
& commercial
potential
11
First-In-Class Innovation: Hsp90

–IPI-504
i.v.
(retaspimycin hydrochloride)
Potential first-in-class Hsp90 inhibitor
–IPI-493 oral
Potential best-in-class
Degraded

RING

retaspimycin HCl in GIST TRIAL

Infinity
PHARMACEUTICALS

Innovative. Independent. Inspired. 12 12 First-In-Class Innovation: IPI-504 12 For details please visit www.RINGtrial.com Target market launch: 2011

Innovative. Independent. Inspired.
13
IPI-504 Ph 2 in NSCLC
•
Expanded both mEGFR and wild-type EGFR study arms
•
Data anticipated mid-2009
First-In-Class Innovation: Hsp90 Franchise

IPI-504 Ph 1b in combo with Taxotere
®
•
Added expansion arm in NSCLC
•
Preliminary data anticipated mid-2009
IPI-493 oral Ph 1 in advanced solid tumors
•
Preliminary data anticipated 2H 2009
Additional trials to be initiated in 2009
•
HER2+ metastatic breast cancer – combo with Herceptin
®
•
Additional indications

Innovative. Independent. Inspired.
14 14
Significant Market Opportunity for a New
Treatment Approach

Potential to address multiple markets
Infinity estimated US/EU incidence
(Note: product sales are not disease specific)
Source: Company websites
$B worldwide sales, 2007

Innovative. Independent. Inspired. 15 Hedgehog Program * * * * * *

Innovative. Independent. Inspired. 16 Best-In-Class Innovation: Hedgehog Pathway 16 16

Medulloblastoma tumor model

Veh
IPI-926 @ 40mg/kg
Start of TX
End of TX
Number of mice
Days post implant

Infinity

Small cell lung cancer tumor model

Vehicle
IPI-926
E/P - Vehicle
E/P - IPI-926
82%
Tumor Volume (mm³)
Days Post Implant

21

Pancreatic tumor model

Vehicle: 30% HPBCD N=13
IPI6926 @ 40mg/kg N=12
IPI-926: 40%
Average Tumor volume (mm^3)
Days (post implant)

Vehicle

Infinity

Infinity PHARMACEUTICALS

Innovative. Independent. Inspired. 17 Best-In-Class Innovation: Hedgehog Pathway Significant anti-tumor activity of IPI-926 in multiple settings

Innovative. Independent. Inspired.

Best-In-Class Innovation: Hedgehog Pathway
18 18
IPI-926 in ongoing
Ph 1 clinical trial
Hedgehog pathway implicated in
broad range of cancers:
• pancreatic
• prostate
• small cell lung
• breast
• brain

Innovative. Independent. Inspired.
Fatty acid amide hydrolase (FAAH):
19 19
Next Generation Innovation:
IPI-940 for neuropathic pain

Advance IPI-940 to IND by year-end 2009
FAAH inhibition increases the duration of anandamide’s
analgesic effect, prolonging pain relief at the site of release
CB1
Anandamide

Innovative. Independent. Inspired.
20 20
Infinity: Developing Breakthrough Therapeutics

Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 Franchise
Hsp90 i.v.: IPI-504 (retaspimycin hydrochloride)
GIST
NSCLC
Taxotere® Combo
HER2+ mBC
Additional Solid Tumor
Hsp90 oral: IPI-493
Solid Tumors
Hedgehog Pathway: IPI-926
Solid Tumors
FAAH: IPI-940
Bcl-2/Bcl-xL*
Discovery Programs
*Transitioned to Novartis
Anticipated pipeline as of Year-End 2009

Infinity
PHARMACEUTICALS

Infinity
PHARMACEUTICALS

Innovative. Independent. Inspired.

2008 Achievements Provide Foundation for
Future Growth
30
Infinity Goals 2008
• Strong financial profile
• Scientific excellence
• Integrated Citizen-Ownership culture
• Business and operational excellence
•
IPI-504 GIST Phase 3 registration
trial
• IPI-504 Phase 2 trials for additional indications
•
Oral Hsp90: Phase 1 clinical study
•
IPI-926 Hedgehog: Phase 1 clinical study
•
Identify strategic opportunities
to enhance profile
Execute on
near-term
value-drivers
Maintain &
enhance
foundations
for success
The RING trial
IPI-504 in additional
indications
IPI-493 oral in the clinic
IPI-926 in the clinic
Full ownership of
Hsp90
U.S. commercialization
of all oncology products
Purdue alliance
Financial strength

Innovative. Independent. Inspired.
22 22
•
Advance RING trial to maintain first-in-class position
•
Report IPI-504 NSCLC Ph 2 data, mid-2009
•
Report IPI-504 Ph 1b Taxotere® combo data, mid-2009
•
Report oral IPI-493 Ph 1 preliminary data, 2H 2009
•
Initiate additional trials (including HER2+ mBC)

2009 R&D Milestones
Hsp90: IPI-504 and IPI-493 oral
•
Advance IPI-940 to IND
FAAH: IPI-940
•
Report IPI-926 preclinical data, multiple tumor models, mid-2009
Hedgehog: IPI-926

[redacted]

[redacted]

[redacted]

Infinity
PHARMACEUTICALS

Innovative. Independent. Inspired.
23 23
•
NDA and launch of IPI-504 in GIST
•
Establish Ph 2 dose and report IPI-493 oral Ph 1 data
•
Advance NSCLC, HER2+ mBC on registration paths
Hsp90: IPI-504 and IPI-493 oral

Future R&D Milestones
Hedgehog: IPI-926
•
Establish Ph 2 dose and report Ph 1 data
•
Advance Ph 2 and registration path strategy
•
Report Ph 2 data
FAAH and Early Pipeline
•
Complete IPI-940 Ph 1
•
Introduce new clinical candidate(s)

Innovative. Independent. Inspired.
24 24
Business and Commercial Objectives

• Build market presence
– Infinity to commercialize all oncology products in U.S.
– Potential to partner Hsp90 for ex-U.S. marketing
– Purdue/Mundipharma ex-U.S. marketing
• Identify strategic opportunities to enhance profile
• Maintain strong financial profile
– Cash through 2012
– Opportunities for additional capital including
Purdue warrants, Hsp90 partnering

Innovative. Independent. Inspired.

Financial Strength:
Aggressive Investment, Cash through 2012
2009 2010-2012
Key objectives
• Advance RING trial
• Advance NSCLC, other trials
• Advance Hedgehog trial
• Commercialize IPI-504
• 3 programs in pivotal trials
• 5 programs in clinic
Total investment $75 – 85M $375 – 425M
$157M
2009 starting
cash*
($140 – 170M)
Additional sources of cash
$50M Purdue
Line of credit
• Up to $200M Purdue warrants
• Partner Hsp90 ex-U.S.
• Hsp90 Product revenue
2009 ending cash $172 – 182M
*$127M on 12/31/08 (unaudited), plus $30M Purdue equity investment 1/7/09
Net cash burn
(Purdue funds non-Hsp90)
($25 – 35M)

Innovative. Independent. Inspired.
26 26
Inspired to Discover, Develop, and Deliver
Important New Medicines

“Best places to
work” honors
Culture of
Citizen-Ownership
Patient-focused
Integrated R&D and
business team

I_4 2012

Three oncology product candidates in global pivotal trials

At least one marketed oncology product, commercialized by INFI in U.S.

Five or more product candidates in clinical development

Strong financial profile, exceptional value-creation

Infinity PHARMACEUTICALS

Innovative. Independent. Inspired. 27 27

Innovative. Independent. Inspired. 28 28 Infinity Innovative. Independent. Inspired. 28